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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported): May 3, 2000



                                USA DIGITAL, INC.
               (Exact name of registrant as specified in charter)


    NEVADA                          000-27481                   59-3560920
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


              100 WEST LUCERNE CIRCLE, SUITE 600, ORLANDO, FL 32801
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (813) 230-9100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 3.  NOT APPLICABLE.

ITEM 4.

         The Board of Directors  of USA Digital,  Inc.  (the  "Registrant")  has
declined  to  reappoint  its  former  accountant,   Weinberg  &  Company,   P.A.
("Weinberg") as of May 3, 2000.

         During the two most recent fiscal years ended March 31, 2000 and the subsequent interim period through May 3, 2000, the financial statements of the Registrant did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         There were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement.

         The Registrant has provided Weinberg with a copy of this Report, and has requested that Weinberg furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached as an exhibit to this Report.

         The Registrant has engaged Ernst & Young LLP as its principal accountant commencing on May 3, 2000.

ITEMS 5 THROUGH 6.           NOT APPLICABLE.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits

                  The following Exhibit is filed as part of this report:

         EXHIBIT NO.:

         (16)     Letter re: Change in Certifying Accountant.

ITEMS  8 THROUGH 9.           NOT APPLICABLE.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    USA DIGITAL, INC.


                                    By:  /s/  Peter J. Lyons
                                         -------------------
                                         Peter J. Lyons, Chief Executive Officer


Date:    May 3, 2000


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